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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 18, 2003


                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                  333-110039-01                56-2088493
------------------------    ------------------------    ------------------------
     (STATE OR OTHER               (COMMISSION              (I.R.S. EMPLOYER
      JURISDICTION                FILE NUMBER)             IDENTIFICATION NO.)
    OF INCORPORATION)


6525 Morrison Blvd.,
Suite 318
Charlotte, North
Carolina                                                         28211
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    (ADDRESS OF PRINCIPAL                                     (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (704) 365-0569.


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of December 1, 2003 among ACE Securities Corp., as Depositor, Option One Mortgage Corporation, as the Servicer, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Securities Administrator, and HSBC Bank USA, as Trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 18, 2003

                                        ACE SECURITIES CORP.


                                        By:    /s/ Douglas K. Johnson
                                           -------------------------------------
                                        Name:  Douglas K. Johnson
                                        Title: President

                                        By:    /s/ Evelyn Echevarria
                                           -------------------------------------
                                        Name:  Evelyn Echevarria
                                        Title: Vice President

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                                  EXHIBIT INDEX



                        Item 601 (a) of        Sequentially
Exhibit                 Regulation S-K         Numbered
Number                  Exhibit No.            Description                  Page
------                  -----------            -----------                  ----
1                       4                      Pooling and Servicing        5
                                               Agreement

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                                    EXHIBIT 1